Supplement, dated March 25, 2009
                    to the Prospectus, dated May 1, 2008, for
             Seligman U.S. Government Securities Fund (the "Fund"),
                  a series of Seligman High Income Fund Series
                                 (the "Series")

Effective March 25, 2009, this prospectus supplement supersedes and replaces the prospectus supplement dated November 24, 2008. Effective immediately, John G. McColley is a portfolio manager of the Fund, and Jamie Jackson no longer serves as a portfolio manager. Other than changes to the information under the sub-caption "Portfolio Manager(s)" under the caption "Management", the changes set forth herein are substantially identical to those set forth in the supplement dated November 24, 2008.

On November 7, 2008, RiverSource Investments, LLC ("RiverSource Investments"), a wholly owned subsidiary of Ameriprise Financial, Inc., announced the closing of its acquisition (the "Acquisition") of J. & W. Seligman & Co. Incorporated ("Seligman"). With the Acquisition completed and shareholders of the Fund having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Series (on behalf of the Fund) and RiverSource Investments, RiverSource Investments is the new investment manager of the Fund effective November 7, 2008. In connection with the Acquisition, the Fund's portfolio managers have been changed. This change also results in modification to the investment process used for the Fund. The foregoing changes are reflected in the revised Principal Investment Strategies, Principal Risks and Management sections of the prospectus as set forth below.

Effective November 7, 2008, the following changes are hereby made to the Fund's prospectus:

The information under the caption "Principal Investment Strategies" is hereby superseded and replaced with the following information:

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund will invest at least 80% of its net assets in US government securities which are debt securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises. Although certain of the securities in which the Fund may invest are backed by the full faith and credit of the US government (and thus involve minimal credit risk), other securities in which the Fund may invest are backed only by the credit of a US federal agency, instrumentality or government sponsored enterprise that issued the security (and thus may have increased credit risk). Securities backed by the full faith and credit of the US government include direct obligations of the US Treasury (including bills, notes, and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA). Examples of securities not backed by the full faith and credit of the US government include securities issued by the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae).

In pursuit of the Fund's objectives, the investment manager (RiverSource Investments, LLC) chooses investments by:

o     Reviewing credit characteristics and the interest rate outlook.

o Identifying and buying securities that are high quality or have similar qualities, in the investment manager's opinion, even though they are not rated or have been given a lower rating by a rating agency.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

o     The investment manager wishes to lock-in profits.

o     Changes in the interest rate or economic outlook.

o     The investment manager identifies a more attractive opportunity.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Board of Trustees of the Series, of which the Fund is a separate series. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described above.

There is no guarantee that the Fund will achieve its objective.

The information under the caption "Management" (including the sub-caption "Portfolio Manager(s)" and the information thereunder) is hereby superseded and replaced with the following information (caption headings have been restated for your convenience):

On November 7, 2008, RiverSource Investments, LLC ("RiverSource Investments") announced the closing of its acquisition (the "Acquisition") of J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Series (on behalf of the Fund) and RiverSource Investments (the "Agreement"), RiverSource Investments is the new investment manager of the Fund effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time.

Effective November 7, 2008, the Fund will pay RiverSource Investments a fee for managing its assets (Seligman will no longer receive a management fee effective November 7, 2008). The fee paid to RiverSource Investments will be the same annual fee rate that was paid to Seligman prior to November 7, 2008, which is equal to an annual rate of 0.50% of the Fund's average daily net assets. For the year ended

December 31, 2007, the management fee paid by the Fund to Seligman (the Fund's manager prior to November 7, 2008) was equal to an annual rate of 0.50% of the Fund's average daily net assets.

On July 29, 2008, the Fund's Board met to discuss, prior to shareholder approval, the Agreement between the Series (on behalf of the Fund) and RiverSource Investments. A discussion regarding the basis for the Board approving the Agreement on behalf of the Fund was included in the Fund's proxy statement, dated August 27, 2008, and will be made available in the Fund's upcoming annual shareholder report.

Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of the Fund are:

Todd White, Portfolio Manager

o     Managed the Fund since 2008.
o     Leader of the liquid assets sector team.
o     Joined RiverSource Investments in 2008.
o Managing Director, Global Head of the Asset-Backed and Mortgage-Backed Securities businesses, and North American Head of the Interest Rate business, HSBC, 2004 to 2008; Managing Director and Head of Business for Mortgage Pass-Through and Options, Lehman Brothers, 2000 to 2004.
o     Began investment career in 1986.
o     BS, Indiana University.

John G. McColley, Portfolio Manager

o     Managed the Fund since 2009.
o     Sector Manager, liquid assets sector team.
o     Joined RiverSource Investments in 1985.
o     Began investment career in 1984.
o     BS, Carlson School of Management, University of Minnesota.

The Series' Statement of Additional Information provides additional information about the compensation of the Portfolio Manager, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities of the Fund.

The following information is added to the section entitled "Shareholder Information" under the sub-caption "How to Exchange Shares Among the Seligman Mutual Funds":

The Seligman Mutual Funds are part of the RiverSource complex of funds which, in addition to RiverSource funds, includes RiverSource Partners funds and Threadneedle funds. Each of the funds in the RiverSource complex shares the same Board of Directors/Trustees. However, the Seligman Mutual Funds do not share the same policies and procedures, as set forth in the Shareholder Information section of this prospectus, as the other funds in the RiverSource complex and may not be exchanged for shares of RiverSource funds, RiverSource Partners funds or Threadneedle funds.

                     Supplement, dated March 25, 2009 to the
           Statement of Additional Information, dated May 1, 2008, of
                Seligman High Income Fund Series (the "Series"),
                              on behalf of each of
      Seligman High-Yield Fund and Seligman U.S. Government Securities Fund
                  (each, a Fund and collectively, the "Funds")

Effective March 25, 2009, this supplement to the Series' Statement of Additional Information ("SAI") supersedes and replaces the supplement to the SAI dated November 24, 2008. Effective immediately, John G. McColley is a portfolio manager of Seligman U.S. Government Securities Fund, and Jamie Jackson no longer serves as a portfolio manager for that Fund. Other than changes to the information under the caption "Portfolio Managers", the changes set forth herein are substantially identical to those set forth in the supplement dated November 24, 2008.

On November 7, 2008, RiverSource Investments, LLC ("RiverSource Investments"), a wholly owned subsidiary of Ameriprise Financial, Inc., announced the closing of its acquisition (the "Acquisition") of J. & W. Seligman & Co. Incorporated. With the Acquisition completed and shareholders of the Fund having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Series (on behalf of the Fund) and RiverSource Investments, RiverSource Investments is the new investment manager of the Fund effective November 7, 2008. In connection with the Acquisition, each Fund's portfolio managers have been changed. This change also results in modification to the investment process used for each Fund. The foregoing changes are reflected in the Supplements, dated November 7, 2008, to each Fund's respective prospectuses.

Effective November 7, 2008, the following changes are hereby made to the Fund's SAI. Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's SAI.

The following information is added under the caption "Fund History":

As of November 7, 2008, the Series and the Funds are part of the RiverSource complex of funds. The RiverSource complex of funds includes a comprehensive array of funds managed by RiverSource Investments, LLC ("RiverSource Investments"), including the Funds and the other Seligman Mutual Funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments ("Threadneedle"), to expand the array of funds offered in the RiverSource complex. RiverSource funds, RiverSource Partners funds and Threadneedle funds share the same Board of Directors/Trustees (the Board) and the same policies and procedures. Although the Seligman funds share the same Board, they do not currently have the same policies and procedures, as set forth in the Funds' respective prospectuses, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds.

The first two paragraphs under the caption "Description of the Fund and Its Investments and Risks - Options and Other Derivatives " are hereby superseded and replaced with the following:

Options and Other Derivatives. The Funds may invest in certain derivatives instruments described below for hedging, cash management or investment purposes. Generally, derivatives may be employed when the investment manager believes they will provide an effective means of managing risk or portfolio characteristics. These instruments are described below. To the extent the Funds engage in the derivatives described below, there can be no assurance that such derivatives will achieve their intended benefits, and the Funds may lose money as a result of such use.

The information under the captions "Description of the Fund and Its Investments and Risks - Investment Strategies and Risks - Interest Rate Futures", " - Currency Futures" and " - Options on Interest Rate Futures and Currency Futures" is hereby superseded and replaced with the following:

Futures Contracts. The Funds may utilize interest rate futures, currency futures and the U.S. Government Securities Fund may also utilize treasury futures. Futures contracts, which trade on a securities exchange, are standardized as to quantity, delivery date and settlement conditions, including specific securities acceptable for delivery against the futures contract. An interest rate futures contract is an agreement to buy or sell a debt security at a specific date in the future. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. A treasury futures contract is an agreement to buy or sell a specified amount of a specific security issued by the U.S. Treasury for a specified price at a designated date and time in the future. In the case of index futures, settlement is made in cash based on the value of a specified underlying index. More commonly, futures contracts are closed out prior to expiration by an offsetting purchase or sale. Since the counterparty to every futures contact is a securities exchange, offsetting transactions are netted to close out positions. The Funds may incur a loss if the closing transaction occurs at an unfavorable price as compared with that of the opening trade (including transaction costs). There can be no assurance that the Funds will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the position, including the maintenance of margins, which could result in the Funds incurring substantial losses.

Margin deposits must be made at the time a futures contract position is acquired. The Funds are required to deposit in a segregated account, typically with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Initial margin on futures contracts is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Funds may be required by a securities exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made daily to and from the futures broker as the value of the futures position varies, a process known as "marking-to-market." When the Funds purchase or sell futures contracts, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Funds have insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Under certain circumstances, exchanges upon which futures contracts trade may establish daily limits on the amount that the price of a future contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract position, it could incur substantial losses. The Funds would continue to be subject to market risk with respect to the position. In addition, the Funds would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or to designate liquid assets on its books and records.

Certain characteristics of the futures markets might increase the risk that movements in the prices of futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, since initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

Interest rate futures contracts (and options on such contracts) are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. The Funds may invest in futures contracts traded on US and non-US exchanges.

At the maturity of a futures contract, the Funds may either accept or make delivery of the currency or security specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund will only enter into a futures contract if it is expected that the Fund will readily be able to close out such contract. There can, however, be no assurance that it will be able to do so in any particular case, in which case the Funds may suffer losses in the event of adverse price movements.

The Funds may, for example, use currency futures to hedge the currency exposure of non-US dollar denominated debt instrument holdings, or for investment purposes to take an interest rate view based on currency valuations.

Options on Futures. The Funds may utilize options on both interest rate futures and currency futures, and the U.S. Government Securities Fund may also utilize options on treasury futures (collectively, "options on futures"). Options on futures are effectively options on the asset that underlies a futures contract. A call option on a futures contract gives the holder the right to enter into a long futures contract at a fixed futures price. A put option on a futures contract gives the holder the right to enter into a short futures contract at a fixed futures price.

Purchasers and sellers of options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an offsetting option on the same futures contract. There is risk to that the Funds may have difficulty in closing out positions in options on futures. Although the

Funds intend to close out any positions on a securities market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, exchanges upon which futures are traded may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day's settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions held by the Funds.

Options on futures held by the Funds, to the extent not exercised, will expire and the Funds would experience a loss to the extent of any premium paid for the option. If the Funds were unable to liquidate an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Funds would continue to be subject to market risk with respect to the position.

Certain characteristics of the futures market might increase the risk that movements in the prices of options on futures contracts might not correlate perfectly with movements in the prices of any exposure being hedged. For example, all participants in the options on futures markets are subject to daily variation margin calls and might be compelled to liquidate options on futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

The following information is hereby added under the caption "Description of the Fund and Its Investments and Risks - Investment Strategies and Risks":

Funding Agreements. The High-Yield Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. The largest risks associated with funding agreements include credit risk and liquidity risk.

The information under the caption "Management of the Fund - Management Information" is hereby superseded and replaced with the following information:

Shareholders elect a Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

On November 7, 2008, RiverSource Investments announced the closing of its acquisition (the "Acquisition") of J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously elected (at a Special Meeting held on November 3, 2008) ten new trustees (collectively, the "New Board Members"), the New Board Members took office on November 7, 2008. The New Board Members are: Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia M. Flynn, Anne
P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr., Catherine James Paglia, Alison Taunton-Rigby and

William F. Truscott. Messrs. Leroy C. Richie and John F. Maher, who were members of the Board prior to November 7, 2008, will continue to serve on the Board after the Acquisition, which would result in an overall increase from ten trustees to 12 trustees.

Information with respect to the members of the Board is shown below. Each member oversees 163 portfolios in the fund complex managed by RiverSource Investments, which includes 59 Seligman Funds and 104 RiverSource Funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

Independent Board Members

---------------------------------------------------------------------------------------------------------------------------
                                Position with
                               Fund and Length     Principal Occupation
     Name, Address, Age         of Time Served    During Last Five Years      Other Directorships     Committee Memberships
---------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz                   Board member    Attorney; Chief             None                    Board Governance,
901 S. Marquette Ave.           since November   Justice, Minnesota                                  Compliance,
Minneapolis, MN 55402              7, 2008       Supreme                                             Investment Review,
Age 54                                           Court, 1998-2006                                    Joint Audit
---------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson                   Board member   Chair, RiverSource          None                    Board Governance,
901 S. Marquette Ave.          since November 7, Funds, 1999-2006;                                   Compliance,
Minneapolis, MN 55402                 2008       former Governor of                                  Contracts, Executive,
Age 73                                           Minnesota                                           Investment Review
---------------------------------------------------------------------------------------------------------------------------
Pamela G. Carlton                 Board member   President,                  None                    Distribution,
901 S. Marquette Ave.          since November 7, Springboard-Partners in                             Investment Review,
Minneapolis, MN 55402                 2008       Cross Cultural                                      Joint Audit
Age 53                                           Leadership (consulting
                                                 company)
---------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn                Board member    Trustee Professor of        None                    Board Governance,
901 S. Marquette Ave.           since November   Economics and                                       Contracts, Investment
Minneapolis, MN 55402              7, 2008       Management, Bentley                                 Review
Age 57                                           College; Former Dean,
                                                 McCallum Graduate
                                                 School of Business,
                                                 Bentley College
---------------------------------------------------------------------------------------------------------------------------
Anne P. Jones                    Board member    Attorney and Consultant     None                    Board Governance,
901 S. Marquette Ave.           since November                                                       Compliance,
Minneapolis, MN 55402              7, 2008                                                           Executive, Investment
Age 73                                                                                               Review, Joint Audit
---------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA             Board member    Former Managing             American Progressive    Distribution,
901 S. Marquette Ave.           since November   Director, Shikiar Asset     Insurance               Investment Review,
Minneapolis, MN 55402              7, 2008       Management                                          Joint Audit
Age 72
---------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.            Board member    President Emeritus and      Valmont Industries,     Board Governance,
901 S. Marquette Ave.           since November   Professor of Economics,     Inc. (manufactures      Compliance,
Minneapolis, MN 55402              7, 2008       Carleton College            irrigation              Contracts, Executive,
Age 69                                                                       systems)                Investment Review
---------------------------------------------------------------------------------------------------------------------------
John F. Maher                    Board member    Retired President and       None                    Distribution,
901 S. Marquette Ave.             since 2006     Chief Executive Officer                             Investment Review,
Minneapolis, MN 55402                            and former Director,                                Joint Audit
Age 64                                           Great Western Financial
                                                 Corporation (bank holding
                                                 company) and its principal
                                                 subsidiary, Great Western
                                                 Bank (federal savings bank)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                Position with
                               Fund and Length     Principal Occupation
     Name, Address, Age         of Time Served    During Last Five Years      Other Directorships     Committee Memberships
---------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia           Board member    Director, Enterprise        None                    Compliance,
901 S. Marquette Ave.           since November   Asset Management, Inc.                              Contracts,
Minneapolis, MN 55402              7, 2008       (private real estate                                Distribution,
Age 55                                           and asset management                                Executive, Investment
                                                 company) Review
---------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie                  Board member    Counsel, Lewis &            Lead Outside            Contracts,
901 S. Marquette Ave.             since 2000     Munday, P.C. (law           Director, Digital       Distribution,
Minneapolis, MN 55402                            firm); Director,            Ally, Inc. (digital     Investment Review
Age 66                                           Vibration Control           imaging); and
                                                 Technologies, LLC (auto     Infinity, Inc. (oil
                                                 vibration technology);      and gas exploration
                                                 Director and Chairman,      and production);
                                                 Highland Park Michigan      Director, OGE Energy
                                                 Economic Development        Corp. (energy and
                                                 Corp; and Chairman,         energy services
                                                 Detroit Public Schools      provider offering
                                                 Foundation.  Formerly,      physical delivery and
                                                 Chairman and Chief          related services for
                                                 Executive Officer, Q        both electricity and
                                                 Standards Worldwide,        natural gas).
                                                 Inc. (library of
                                                 technical standards);
                                                 Director, Kerr-McGee
                                                 Corporation
                                                 (diversified energy and
                                                 chemical company);
                                                 Trustee, New York
                                                 University Law Center
                                                 Foundation; Vice
                                                 Chairman, Detroit
                                                 Medical Center and
                                                 Detroit Economic Growth
                                                 Corp.
---------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby             Board member    Chief Executive Officer     Idera Pharmaceuticals,  Contracts,
901 S. Marquette Ave.           since November   and Director,               Inc. (biotechnology);   Distribution,
Minneapolis, MN 55402              7, 2008       RiboNovix, Inc. since       Healthways, Inc.        Executive, Investment
Age 64                                           2003 (biotechnology);       (health                 Review
                                                 former President,           management programs)
                                                 Forester Biotech
---------------------------------------------------------------------------------------------------------------------------

Board Member Affiliated With RiverSource Investments*

---------------------------------------------------------------------------------------------------------------------------
                                Position with
                               Fund and Length    Principal Occupation During Last         Other            Committee
     Name, Address, Age         of Time Served               Five Years                Directorships       Memberships
---------------------------------------------------------------------------------------------------------------------------
William F. Truscott              Board member    President - U.S. Asset Management    None             Investment Review
53600 Ameriprise                   and Vice      and Chief Investment Officer,
Financial Center               President since   Ameriprise Financial, Inc. and
Minneapolis, MN 55474                2008        President, Chairman of the Board
Age 47                                           and Chief Investment Officer,
                                                 RiverSource Investments, LLC since
                                                 2005; Director, President and
                                                 Chief Executive Officer,
                                                 Ameriprise Certificate Company
                                                 and; Chairman of the Board, Chief
                                                 Executive Officer and President,
                                                 RiverSource Distributors, Inc.
                                                 since 2006; Senior Vice President
                                                 - Chief Investment Officer,
                                                 Ameriprise Financial, Inc.; and
                                                 Chairman of the Board and Chief
                                                 Investment Officer, RiverSource
                                                 Investments, LLC, 2001-2005
---------------------------------------------------------------------------------------------------------------------------

*Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the other officers are:

Fund Officers

--------------------------------------------------------------------------------------------------------------------------
                                     Position held
                                   with the Fund and                            Principal occupation
     Name, address, age            length of service                           during past five years
--------------------------------------------------------------------------------------------------------------------------
Patrick T. Bannigan           President since November 7,  Director and Senior Vice President - Asset Management,
172 Ameriprise Financial      2008                         Products and Marketing, RiverSource Investments, LLC and;
Center                                                     Director and Vice President - Asset Management, Products and
Minneapolis, MN 55474                                      Marketing, RiverSource Distributors, Inc. since 2006;
Age 42                                                     Managing Director and Global Head of Product, Morgan Stanley
                                                           Investment Management, 2004-2006; President, Touchstone
                                                           Investments, 2002-2004
--------------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley            Vice President since         Executive Vice President - Equity and Fixed Income,
172 Ameriprise Financial      November 7, 2008             Ameriprise Financial, Inc. and RiverSource Investments, LLC
Center                                                     since 2006; Vice President - Investments, Ameriprise
Minneapolis, MN 55474                                      Certificate Company since 2003; Senior Vice President - Fixed
Age 44                                                     Income, Ameriprise Financial, Inc., 2002-2006 and RiverSource
                                                           Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------------------------
Amy K. Johnson                Vice President since         Vice President - Asset Management and Trust Company Services,
5228 Ameriprise Financial     November 7, 2008             RiverSource Investments, LLC since 2006; Vice President -
Center                                                     Operations and Compliance, RiverSource Investments, LLC,
Minneapolis, MN 55474                                      2004-2006; Director of Product Development - Mutual Funds,
Age 42                                                     Ameriprise Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------------------------
Scott R. Plummer              Vice President, General      Vice President and Chief Counsel - Asset Management,
5228 Ameriprise Financial     Counsel and                  Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                        Secretary since November 7,  RiverSource Distributors, Inc. and Chief Legal Officer and
Minneapolis, MN 55474         2008                         Assistant Secretary, RiverSource Investments, LLC since 2006;
Age 49                                                     Vice President, General Counsel and Secretary, Ameriprise
                                                           Certificate Company since 2005; Vice President - Asset
                                                           Management Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                           Senior Vice President and Chief Compliance Officer, USBancorp
                                                           Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------------------------

Fund Officers

--------------------------------------------------------------------------------------------------------------------------
                                     Position held
                                   with the Fund and                            Principal occupation
     Name, address, age            length of service                           during past five years
--------------------------------------------------------------------------------------------------------------------------
Lawrence P. Vogel             Treasurer since 2000         Treasurer, RiverSource Investments, LLC (J. & W. Seligman &
100 Park Avenue,                                           Co. Incorporated prior to Nov. 2008), of each of the
New York, NY 10017                                         investment companies of the Seligman Group of Funds since
Age 51                                                     2000; and Treasurer, Seligman Data Corp. since 2000. Senior
                                                           Vice President, Investment Companies, J. & W. Seligman & Co.
                                                           Incorporated of each of the investment companies of the
                                                           Seligman group of funds 1992 to 2008.
--------------------------------------------------------------------------------------------------------------------------
Eleanor T.M. Hoagland         Chief Compliance Officer     Chief Compliance Officer, RiverSource Investments, LLC (J. &
100 Park Avenue,              since 2004; Money            W. Seligman & Co. Incorporated prior to Nov. 2008), for each
New York, NY 10017            Laundering Prevention        of the investment companies of the Seligman group of funds
Age 56                        Officer and Identity Theft   since 2004; Money Laundering Prevention Officer and Identity
                              Prevention Officer since     Theft Prevention Officer, RiverSource Investments, LLC for
                              2008.                        each of the investment companies of the Seligman group of
                                                           funds since November 2008. Managing Director, J. & W.
                                                           Seligman & Co. Incorporated and Vice-President for each of the investment companies of the Seligman group of funds 2004 to 2008.
--------------------------------------------------------------------------------------------------------------------------

As of November 7, 2008, the Board has organized the following committees (accordingly, no committee meetings have been held prior to such date):

Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the chairperson of the Board in relation to furthering the interests of the Fund and their shareholders on external matters.

Compliance Committee. This committee supports the Fund's maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Fund or its key service providers; developing and implementing, in coordination with the Fund's Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Fund's CCO to meet with independent Board members on a regular basis to discuss compliance matters.

Contracts Committee. This committee reviews and oversees the contractual relationships with service providers and receives and analyzes reports covering the level and quality of services provided under contracts with the Fund. It also advises the Board regarding actions taken on these contracts during the annual review process.

Distribution Committee. This committee reviews and supports product development, marketing, sales activity and practices related to the Fund, and reports to the Board as appropriate.

Executive Committee. This committee acts for the Board between meetings of the Board.

Investment Review Committee. This committee reviews and oversees the management of the Fund's assets and considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Joint Audit Committee. This committee oversees the accounting and financial reporting processes of the Fund and internal controls over financial reporting and oversees the quality and integrity of the Fund's financial statements and independent audits as well as the Fund's compliance with legal and regulatory requirements relating to the Fund's accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Fund's independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor.

The information under the caption "Management of the Fund - Beneficial Ownership" is hereby superseded and replaced with the following information:

The Trustees beneficially owned shares in each of the Funds and the RiverSource complex of funds (which includes the Seligman Funds) as follows (information as of June 30, 2008 unless otherwise indicated):

                                                                               Aggregate Dollar Range of
                                       Dollar Range of Shares Owned By       Shares Owned by Trustee in the
               Name                          Trustee in each Fund            RiverSource Complex of Funds*
-------------------------------------------------------------------------------------------------------------
                                         INDEPENDENT BOARD MEMBERS
-------------------------------------------------------------------------------------------------------------
Kathleen Blatz                                       None                            Over $100,000
Arne H. Carlson                                      None                            Over $100,000
Pamela G, Carlton                                    None                              $1-$10,000
Patricia M. Flynn                                    None                           Over $100,000**
Anne P. Jones                                        None                            Over $100,000
Jeffrey Laikind                                      None                            Over $100,000
Stephen R. Lewis, Jr.                                None                           Over $100,000**
                                     High-Yield Fund: $1-$10,000
John F. Maher                        U.S. Government Fund: $1-$10,000                Over $100,000
Catherine James Paglia                               None                           Over $100,000**
                                     High-Yield Fund: $1-$10,000
Leroy C. Richie                      U.S. Government Fund: $1-$10,000                Over $100,000
Alison Taunton-Rigby                                 None                            Over $100,000
-------------------------------------------------------------------------------------------------------------
                                          AFFILIATED BOARD MEMBERS
-------------------------------------------------------------------------------------------------------------
William F. Truscott                                  None                            Over $100,000

* Each new Board Member, other than Ms. Flynn, owns between $1 and $10,000 of shares in the Seligman Funds. Ms. Flynn owns between $10,001 and $50,000 of shares in the Seligman Funds. Each New Board Member acquired their shares in the Seligman Funds after June 30, 2008. Neither of Messrs. Maher or Richie owns any shares of the RiverSource Funds.

**    Total includes deferred compensation invested in share equivalents.

The following information is added to the table under the caption "Management of the Fund - Compensation":

None of the New Board Members received any compensation from the Fund prior to their election to the Board.

The information beneath the compensation table under the caption "Management of the Fund - Compensation" is hereby superseded and replaced with the following information:

The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals' advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the independent Board members take into account, among other things, the Chair's significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Fund's Chief Compliance Officer, Counsel to the independent Board members, and the Funds' service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair's compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

The independent Board members are paid an annual retainer of $95,000. Committee and sub- committee Chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special telephonic meetings. The Board's Chair will receive total annual cash compensation of $400,000.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the "Deferred Plan"). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource funds and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.

The information under the caption "Management of the Fund - Code of Ethics" is hereby superseded and replaced with the following information:

The funds in the RiverSource complex of funds (which includes the Seligman Funds), RiverSource Investments, the investment manager for the Seligman Funds, and Seligman Advisors, the distributor for the Seligman Funds, have each adopted a Code of Ethics (collectively, the "Codes") and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund's access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated person of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstances under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

All references to "Seligman" under the caption "Management of the Fund - Proxy Voting Policies" are hereby replaced with "RiverSource Investments." In addition, the following information is added as the first full paragraph under that caption:

The following are interim proxy voting policies, procedures and guidelines that apply only to the Fund and the other Seligman Funds. The Seligman Funds will adopt the same proxy voting policies, procedures and guidelines as the other funds managed by RiverSource Investments in 2009.

The seventh and eight paragraphs under the caption "Management of the Fund - Proxy Voting Policies" are hereby superseded and replaced with the following:

Deviations from Guidelines and Special Situations. RiverSource Investments recognizes that it may not always be in the best interest of the shareholders of the Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, RiverSource Investments may request permission from the Board to deviate from the Guidelines. The Board must approve any deviation from the Guidelines, and similarly, must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis.

In making requests to the Board regarding deviations from the Guidelines or proposals requiring a case-by-case analysis, RiverSource Investments may rely on views of the management of a portfolio company, the views of its own investment professionals and information obtained from an independent research firm.

The second item under the caption "Management of the Fund - Proxy Voting Policies - Guidelines Summary" is hereby superseded and replaced with the following.:

2. RiverSource Investments generally opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, issuance of blank check preferred and establishment of classes with disparate voting rights. However, RiverSource Investments will vote in support of proposals to adopt poison pills.

The first three paragraphs under the caption "Investment Advisory and Other Services - Investment Manager" are hereby superseded and replaced with the following:

With the completion of the Acquisition of Seligman by RiverSource Investments and with shareholders having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Series and RiverSource Investments (the "Management Agreement"), RiverSource Investments is the new investment manager effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, each Fund will pay RiverSource Investments a fee for managing its assets. The fees paid to RiverSource Investments will be the same annual fee rates that were paid to Seligman prior to November 7, 2008.

The information contained under the caption "Portfolio Managers" is superseded and replaced with the following:

The following tables set forth certain additional information from that discussed in the Prospectuses with respect to the portfolio manager of each Fund. Unless noted otherwise, all information is provided as of September 30, 2008.

Other Accounts Managed by Portfolio Managers. Table A below identifies, for each of the portfolio managers of the High-Yield Fund and the U.S. Government Securities Fund, the number of accounts managed (other than the Fund managed by its portfolio manager) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Table B identifies those accounts that have an advisory fee based on the performance of the account. For purposes of the tables below, each series or portfolio of a registered investment company is treated as a separate registered investment company.

Table A

Seligman High Yield Fund

---------------------------------------------------------------------------------------------------------------
                               Registered Investment       Other Pooled Investment
     Portfolio Manager               Companies                    Vehicles                Other Accounts
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Scott Schroepfer             5 Registered Investment       None                       None
                             Companies with approximately
                             $2.2 billion in total
                             assets under management.
---------------------------------------------------------------------------------------------------------------

Seligman U.S. Government Securities Fund

---------------------------------------------------------------------------------------------------------------
                               Registered Investment       Other Pooled Investment
     Portfolio Manager               Companies                    Vehicles                 Other Accounts
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Todd White (1)               12 Registered Investment     5 Other Pooled Investment  40 Other Accounts with
                             Companies with               Vehicles with              approximately $16.0
                             approximately $10.5          approximately $1.7         billion in total assets
                             billion in total assets      billion in total assets    under management.
                             under management.            under management.
---------------------------------------------------------------------------------------------------------------
John G. McColley (1)         None                         None                       None
---------------------------------------------------------------------------------------------------------------

Table B

Seligman High Yield Fund

Mr. Schroepfer manages no other accounts that pay an advisory fee based on the performance of the account.

Seligman U.S. Government Securities Fund

---------------------------------------------------------------------------------------------------------------
                               Registered Investment       Other Pooled Investment
     Portfolio Manager               Companies                    Vehicles                 Other Accounts
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Todd White (1)               3 Registered Investment      None                       1 Other Account with
                             Companies with
                             approximately $1.01                                     approximately $113.3
                             billion in total assets                                 million in total assets
                             under management.                                       under management.
-----------------------------------------------------------------------------------------------------------------
John G. McColley ((1))       None                         None                       None
-----------------------------------------------------------------------------------------------------------------

(1) Information provided as of January 31, 2009.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager's management of the Funds' investments and investments in other accounts.

Compensation:

Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool for fixed income portfolio managers is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers.

Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments.

RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

Conflicts of Interest:

RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and may include a performance based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

Portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager's Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

Securities Ownership. As of September 30, 2008, Mr. Schroepfer did not own shares of the High-Yield Fund. As of March 25, 2009, neither Mr. White nor Mr. McColley owned shares of the U.S. Government Fund.

The information under the caption "Investment Advisory and Other Services - Service Agreements" is hereby deleted and replaced with the following information:

Administrative Services

Under an Administrative Services Agreement, effective November 7, 2008 Ameriprise administers certain aspects of the Funds' business and other affairs at no cost. Ameriprise provides the Funds with such office space, and certain administrative and other services and executive and other personnel as are necessary for Fund operations. Ameriprise pays all of the compensation of Board members of the Funds who are employees or consultants of RiverSource and of the officers and employees of the Funds. Ameriprise reserves the right to seek Board approval to increase the fees payable by the Fund under the Administrative Services Agreement. However, Ameriprise anticipates that any such increase in fees would be offset by corresponding decreases in advisory fees under the Management Agreement. If an increase in fees under the Administrative Services Agreement would not be offset by corresponding decreases in advisory fees, the affected Funds will inform shareholders prior to the effectiveness of such increase.

The following information is hereby added to the end of the section entitled "Investment Advisory and Other Services - Other Service Providers":

The funds in the Seligman Group of Funds will enter into an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services' responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each independent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

The following information is added at after the section entitled "Financial Statements":

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendant's motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on Aug. 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Board of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


page 15 of 16